REVENUE AGREEMENTS	6 Months Ended
Jun. 30, 2025
Revenue from Contract with Customer [Abstract]
REVENUE AGREEMENTS
NOTE 5 – REVENUE AGREEMENTS:

a.
In June 2021, the Company entered into two exclusive license agreements with Galderma for the commercialization of two of the Company's most advanced investigational drug products (Twyneo® and Epsolay®) in the United States. During the six months ended June 30, 2025 and 2024 the Company recognized $433 and $723, respectively, as revenue from royalties in respect of the license agreement for both products. In April 2025, this agreement was mutually terminated by Sol - Gel and Galderma.

b.
On June 6, 2023, the Company and Searchlight Pharma Inc. (“Searchlight”), a private Canadian specialty pharmaceutical company, signed on an exclusive license agreements for Twyneo® and Epsolay® for the Canadian market, over a fifteen-year term that is renewable for subsequent five-year periods. Searchlight will be responsible for obtaining and maintaining any regulatory approvals required to market and sell the drugs in Canada, with support from the Company.

Under the agreement, the Company will receive up to $11 million in upfront payments and regulatory and sales milestones for both drugs, combined. In addition, the Company will be entitled to royalty percentages of all Canadian net sales ranging from low-double-digits to high teens.

In June 2023, the Company received $500 as an upfront payment in connection with the license agreement and related support provided to Searchlight for obtaining the regulatory approval in the Canadian market. The Company is also required to support Searchlight during such period if needed based on agreed upon rates. The Company has identified two performance obligations in the license agreement as follows: (i) the license to market the products in Canada; and (ii) continuing support during the regulatory approval process.

The Company recorded a contract liability in respect of the support services of $40 and $64 and $78  as of June 30, 2025, December 31, 2024  and  June 30, 2024, respectively.

The Company recognized revenue of of $24 and $42 from continuing services in the six months ended June 30, 2025 and 2024, respectively.

In addition, the Company recognized $750 and $0 as license revenue in  in the six months ended June 30, 2025 and 2024, respectively.

c.
In August 15, 2024, the Company entered into a Termination Agreement ("the Agreement") with the Padagis Israel Pharmaceuticals Ltd (“Padagis”). The purpose of the Agreement is to terminate the Development, Manufacturing and Commercialization Agreement dated June 28, 2020, and to sell its rights to Padagis in relation to Roflumilast cream and Roflumilast foam. As consideration for the Agreement between the parties, Padagis will pay to the Company $4,250, which will paid in eight quarterly installments. In addition, in the end of each quarter for five years as of the Launch Date (the date of first commercial sale of the Product in the Territory by Padagis or its Affiliates pursuant to the ANDA), Padagis shall pay Sol-Gel 2% royalties of Padais’s Gross Profits for that Product.

The Company has identified one performance obligation in the agreement. Revenue from sale of IP is recognized at a point in time, upon transfer of control over the sale of the IP to Padagis. Royalties from sale of IP are included in the transaction price based on expected value  method but included in the transaction price only when it is probable that a significant reversal of cumulative revenues will not occur. For the year ended December 31, 2024, the Company recognized revenue for a total amount of $3.8 million which is measured on a present value basis. This amount does not include variable consideration that was determined to be constrained (not probable that would not result in a significant reversal).

d.
On May 15, 2024, the Company and Beimei, a private Chinese company, signed an agreement for purchase by Beimei of certain rights in the intellectual property ("IP") related to Twyneo, for the treatment of acne vulgaris, in the mainland of China, Hong Kong, Macau, Taiwan and Israel. Under the terms of the agreement, Beimei will purchase from the Company the IP in these territories. The Company is also required to support Beimei to a certain extent during the period until obtaining regulatory approval. The Company may provide further support services to Beimei, if needed, based on agreed upon rates. In return, Sol-Gel is to receive payments of up to $10 million (including amounts contingent on achieving certain milestones) and up to $5 million as royalty payments on net sales.

The Company has identified multiple performance obligations in the agreement. Revenue from sale of IP is recognized at a point in time, upon transfer of control over the IP to Beimei. Support services are recognized over time as the services are performed.

In July and November 2024, the Company received $2 million and $1.5 million, respectively in connection with the agreement.

For the six months ended June 30, 2025, the Company did not recognize any revenue from the sale of intellectual property (IP), compared to $4.8 million recognized for the six-month period ended June 30, 2024 .This amount does not include variable consideration that was determined to be constrained (not probable that would not result in a significant reversal).

In addition, the Company allocated $200 to the support services to be recognized over time. For the six months ended June 30, 2025, the Company recognized a total amount of $8 thousand for continuing support. As of June 30, 2025, and December 31, 2024 the Company recorded a contract liability in respect of the support services of $122 and $130, respectively.

e.
On April 17, 2025, the Company entered into a product purchase agreement with a subsidiary of Mayne Pharma Group Limited (“Mayne Pharma”) for the sale and exclusive license of the U.S. rights to EPSOLAY and TWYNEO. Under the terms of the agreement, the Company is entitled to receive a total of $16 million in two installments: $10 million in the second quarter of 2025 and $6 million in the fourth quarter of 2025. As of June 30, 2025, revenue of $16 million was recognized, while a remaining balance of $6 million has not yet been received. This agreement was executed following the mutual termination by Sol-Gel and Galderma of the exclusive five-year license agreement in the U.S. for both products.